

Medical Action Industries Inc.

Canaccord Genuity
Medical Technology & Diagnostics Forum

November 14, 2013

Forward-Looking Statements

Any statement concerning Management's expectation with respect to future results is a forward-looking statement based upon reasonable information and assumptions currently available; however Management does not intend the statement to be a representation as to future results. Future results are subject to risks and uncertainties, including the risk factors described in the Company's filings with the Securities and Exchange Commission, which include its Annual Report on Form 10-K for the year ended March 31, 2013 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2013 and September 30, 2013. Actual results in the future may differ materially from Management's current expectations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly revise or update this presentation after the date hereof to reflect events or circumstances that occur after the date of this presentation.

Medical Action INDUSTRIES INC.

Executive Summary

Introduction to Medical Action Industries Inc. (Medical Action)

- Medical Action is a leading global manufacturer and supplier of high quality single use / disposable medical products
  - Market leadership in key product lines
  - 35 year reputation for superior value, quality and service
  - Publicly traded on NASDAQ since 1984
- Net Sales approaching $450 million
- Nearly 1,400 employees
- Strong history of acquisition-related and organic growth

The Medical Action Mission

"Committed to being *the* Trusted Partner, delivering innovative solutions to the healthcare community for the purpose of improving quality care and enhancing the patient experience."



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200 BEST SMALL COMPANIES
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Medical Action INDUSTRIES INC.

Global Manufacturing

- Global Manufacturing Operations and Relationships
  - Nearly 750,000 square feet of manufacturing and office facilities
  - Import approximately $65 million each year


Shanghai, China
Clarksburg, West Virginia
Brentwood, New York
Gallaway, Tennessee
Arden, North Carolina
Toano, Virginia

Medical Action Industries Inc.

Market Opportunity



A large and growing market for medical supplies

- Large Addressable Market
  - $307+ billion global medical device market, going to nearly $350 billion by 2016 [1]
  - $105+ billion U.S. medical device market [2]
  - $38 billion U.S. disposable medical supplies market, going to over $46 billion by 2016 [3]
- Key Growth Drivers
  - Aging population, increasingly with chronic conditions
    - Healthcare infrastructure is stressed already
  - Growing shortage of Registered Nurses
  - Penalties to be levied for Hospital Acquired Conditions
  - Increased use of disposables
    - Infection prevention
    - Time management
    - Cost controls
    - Improve patient outcomes

1) 2012 data, from Epsicom Business Intelligence "World Medical Market Forecasts 2017"
2) 2011 data, from Epsicom Business Intelligence "The Medical Device Market: USA, Opportunities and Challenges"
3) 2011 data, from Freedonia Group Inc. "Disposable Medical Supplies to 2016 - Market Research, Market Share, Market Size, Sales, Demand Forecast, Market Leaders, Company Profiles, Industry Trends"

Medical Action INDUSTRIES INC.

Strategy to Achieve Success

National Reach to Most Major Facilities	• Capitalize on national footprint • Drive penetration of all product lines • Develop more value-added products
Improve Outcomes & Lower Costs	• Improve clinical outcomes, reduce infection rates and increase comfort • Assist hospitals in lowering their costs to provide critical care
Leadership & Management	• Continue to evolve a leadership organization to drive strategy and growth • Establish performance-based culture to manage the business • Continued focus on three strategic business units

Business Channels and Strategic Business Units (SBUs)

To address these strategies, Medical Action has created a more focused organizational structure

- Medical Action operates and reports in one business segment — disposable medical supplies
- We disclose net revenue along two primary business channels – Patient Care and Clinical Care
- Over a year ago we established three SBUs that are narrow and deep in focus which enable us to provide solutions to our customers at a time when they need it the most


FY 2012
$437mm
Patient Care; $173; 40%
Clinical; Care; $264; 60%

Patient Care	Clinical Care	
Patient Care	**Custom Procedure Trays & OR Products**	**Minor Procedure Kits & Trays**


FY 2013
$442mm
Patient Care; $165; 37%
Clinical Care; $277; 63%

Medical Action INDUSTRIES INC.

The Market Leader

Patient Bedside Disposables/Reusables







Lab Products

- Triangular Graduates
- Lab Containers
- Tri-pour beakers



Stainless Steel



Urology

- Commode Collectors
- 24-hour collectors
- Mid-stream Catch kits



Specimen Containers

- Sterile, Std & Nesting
- Non-Sterile, Std & Nesting



Medical Action Industries Inc.

Custom Procedure Trays & Operating Room Products

- Approximately $2 billion U.S. market
- 90% of all hospitals use at least one Custom Procedure Tray
- 55% of all single-use materials are delivered in a Custom Procedure Tray





Minor Procedure Kits & Trays



The Market Leader in Infusion Therapy

- Provides consistency of quality for nursing care
- Improved cost and ease of inventory, stocking and replenishment
- Drives efficiency through adherence to hospital protocols
- Clinically savvy sales force provides solution based approach



Central Line Dressing Change Tray

General Purpose and Instrument Trays

IV Start Kits

Laceration Trays

Suture Removal Trays

PICC / Vascular Access Trays

Minor Procedure Accessories

















Medical Action INDUSTRIES INC.

Medical Action
INDUSTRIES INC.



Financial Overview

Financial Overview – Net Sales

Medical Action has a history of solid top line growth performance



Net Sales
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$441.6
CAGR ('00-'13): 14%
$71.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Amounts in $ million; Fiscal Years ended March 31

Medical Action INDUSTRIES INC.

Financial Overview – Operating Income

Despite strong historic growth in Operating Income, recent material cost increases have had an impact


Operating Income
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR ('00-'10): 15%
$6.1
$28.7
$10.1*
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Amounts in $ million; Fiscal Years ended March 31
*Note: 2013 excludes a goodwill impairment charge of $77.8mm
and professional fees related to our prior credit agreement of $2.0mm

Medical Action INDUSTRIES INC.

Investment Highlights

Industry Dynamics

- Significant player in large and growing market
- Aging population
- Increased use of disposable medical supplies

Corporate Initiatives

- Focus on improving core operations
  - Sales force effectiveness and discipline
  - Cost and expense management
  - Production planning and efficiencies, including raw materials management
- Continue measured growth opportunities
  - Leverage our broad national footprint to deepen our relationships with our customers
  - Increase "share of wallet"
- Strategic opportunities
  - Primarily focused on product adjacencies and higher product margins
  - Opportunistically considering complementary product lines

Medical Action INDUSTRIES INC.

Selection of Products


Bedside Products
Containment
Measure & Collect
Medical Products
Stainless Products
Kits & Trays
Operating Room